UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 6, 2008 (January 31, 2008)
Date of Report (Date of earliest event reported)
VNUS Medical Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50988	94-3216535

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5799 Fontanoso Way
San Jose, California 95138
(408) 360-7200

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Cash Bonus for Performance in 2007
     On January 31, 2008, the Compensation Committee approved the following cash bonus payments to executive officers for achieving performance during 2007 of goals that were established by the Compensation Committee in January 2007, or, in the case of Messrs. Franklin and Kamdar, after they joined the Company, and in the case of Mr. Saxton after he was promoted to Vice President of U.S. Sales. The cash bonus plan for 2007 consisted of payment of a percentage of earned base salary, based on achievement of target revenue goals, key corporate activity goals, operating profit objectives and officer-specific goals.

Executive Officer	Title	Bonus
Brian E. Farley	President and Chief Executive Officer	$212,196

Lian X. Cunningham	Medical Director and Vice President, Clinical Research	$60,821

Bill Franklin	Vice President, Regulatory Affairs and Quality Assurance	$49,302

Kirti Kamdar	Senior Vice President, Research & Development	$5,494

Mohan Sancheti	Vice President, Manufacturing	$61,455

Mark Saxton (1)	Vice President, U.S. Sales	$154,464

(1)	Includes quarterly bonus amounts paid to Mr. Saxton under the 2007 cash bonus plan.
     Vesting of Restricted Stock Unit Awards
     On February 13, 2007, the Compensation Committee approved awards of 10,000 restricted stock units under the Company’s Amended and Restated 2000 Equity Incentive Plan to Mohan Sancheti, Vice President of Manufacturing, and an award of 30,000 restricted stock units to the President and CEO, Brian Farley. On May 18, 2007, the Compensation Committee approved the award of 7,500 restricted stock units under the Company’s Amended and Restated 2000 Equity Incentive Plan to Mark Saxton, Vice President of U.S. Sales.
     The vesting of each award was contingent upon the attainment during 2007 of the Company’s 2007 revenue and profit goals, as well as certain individual performance goals for each executive officer. If the Compensation Committee determined that these goals were met during 2007, the restricted stock unit award would vest 25% on January 1, 2008, with an additional 25% vesting each January 1st, for the next three years subject to continued employment by the Company. On January 31, 2008, the Compensation Committee determined that Messrs. Farley, Sancheti, and Saxton had met the goals set forth in their restricted stock unit awards, so that the awards of Messrs. Farley, Sancheti, and Saxton will vest as set forth above.

     Annual Base Salary
     On January 31, 2008, the Compensation Committee completed its annual performance and compensation review of the Company’s executive officers. The Compensation Committee approved changes in the base salaries of the Chief Executive Officer and the four next most highly compensated executive officers of the Company (the “Named Executive Officers”), effective as of January 1, 2008, as follows:

		New Base
Executive Officer	Title	Compensation
Brian E. Farley	President and Chief Executive Officer	$421,200

Peter Osborne (2)	Chief Financial Officer and Vice President, Finance and Administration	$280,000

Kirti Kamdar	Senior Vice President, Research & Development	$255,000

Mohan Sancheti	Vice President, Manufacturing	$225,234

Mark Saxton (1)	Vice President, U.S. Sales	$187,250

(1)	Mr. Saxton also will receive a car allowance of $780 per month during 2008.
(2)	Mr. Osborne joined the Company on January 18, 2008, and his compensation is effective as of that date.
     Performance-Based Cash Bonus Plan for 2008
     On January 31, 2008, the Compensation Committee also approved performance-based cash bonus plans for the Named Executive Officers. The bonus plans are summarized below:
Officer Employees (Except Chief Executive Officer and Vice President of U.S. Sales):

Percent of Base
Quarterly Target Revenue	Salary Paid in Year
85%	0%
100%	16%

Annual Target Revenue
85%	0%
100%	4%
120% and above	additional 3%
     If the actual results for any one or more of the performance measures falls between the performance levels shown above, the bonus will be prorated accordingly. For example, for every 1% of annual target revenue achieved over 100% of annual target revenue, the officer’s total bonus will be increased by 0.15% of their earned base salary, capped at 3%.

Percent of Base
Other Performance Criteria	Salary Paid in Year
Achieve Key Corporate Activity Goals (1)	2%
Achieving Profitability Goals	12%
Achieve Officer-Specific Goals	6%
     An additional 2.0% bonus can be achieved for operating profitability at two times the annual plan target level.

(1)	This performance criteria is composed of the following elements: 1% of earned base salary for goals related to new product development goals and 1% of earned base salary for achieving certain customer satisfaction goals.
     The target cash bonus opportunity for officer employees (except the Chief Executive Officer and the Vice President of U.S. Sales) is 40% of earned base salary, with an overachievement opportunity of 5%.
Vice President of U.S. Sales:

Quarterly Target Revenue	Bonus Dollars
100%	$28,000/Quarter
     For quarterly target revenue measures, the bonus will increase by 2.5% for every 1% over plan. For every 1% under plan, the bonus will be decreased by 2.5%. The overachievement plan is not capped for the Vice President of U.S. Sales.

Annual Target Revenue	Bonus Dollars
100%	$10,000

Other Performance Criteria	Bonus Dollars
Achieving Quarterly and Annual Profitability Goals	$7,000/Period
     An additional 2.0% bonus can be achieved for operating profitability at two times the annual plan target level.
     The target cash bonus opportunity for the Vice President of U.S. Sales is $150,000, with an opportunity for an overachievement based on U.S. revenues and up to an additional of 2% of base salary based on operating profitability.
President and Chief Executive Officer:

Percent of Base
Quarterly Target Revenue	Salary Paid in Year
85% 100%	0% 28%

Annual Target Revenue
85%	0%
100%	7%
120% and above	additional 3%

     If the actual results for any one or more of the performance measures falls between the performance levels shown above, the bonus will be prorated accordingly. For example, for every 1% of annual target revenue achieved over 100% of annual target revenue, the officer’s total bonus will be increased by 0.15% of their earned base salary, capped at 3%.

Percent of Base
Other Performance Criteria	Salary Paid in Year
Achieve Key Corporate Activity Goals (1)	4%
Achieving Profitability Goals	20%
Achieve Officer-Specific Goals	6%
An additional 2.0% bonus can be achieved for operating profitability at two times the annual plan target level.

(1)	This performance criteria is composed of the following elements: 2% of earned base salary for goals related to new product development goals and 2% of earned base salary for achieving certain customer satisfaction goals.
     The target cash bonus opportunity for the President and Chief Executive Officer is 65% of earned base salary, with an overachievement opportunity of 5%.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 6, 2008

VNUS MEDICAL TECHNOLOGIES, INC.

By:	/s/ Cindee Van Vleck

Name:	Cindee Van Vleck
Title:	Director of Human Resources
& Acting Corporate Secretary